BUY-SELL AGREEMENT



         THIS AGREEMENT made this 25th day of June, 2001, by and between Evan E. Davis, of Oak Hill, Ohio, and John D. Kidd, of Jackson, Ohio, sometimes hereinafter individually referred to as Shareholder and collectively as Shareholders.

                                   WITNESSETH

     WHEREAS, Evan E. Davis and John D. Kidd each own in their individual capacity a significant number of shares of common stock of Oak Hill Financial, Inc., an Ohio Corporation;

     WHEREAS, the Shareholders hereto believe it to be in their mutual best interest and in the best interest and well being of their respective families that if either Shareholder should become incapacitated at any time after the execution of this Agreement, the other Shareholder should be given the power and authority to vote the shares of Oak Hill Financial, Inc. held by the incapacitated Shareholder; and

     WHEREAS, the Shareholders hereto also believe it to be in their mutual best interest and in the best interest and well being of their respective families that in the event of the death of either Shareholder, the surviving Shareholder should be given the right to purchase some portion or all of the shares held by the deceased Shareholder's estate;

     NOW, THEREFORE, for mutual covenants and other valuable consideration, it is agreed:

I.       INCAPACITATION OF A PARTY

     A. Should either Shareholder become incapacitated at any time subsequent to the date of execution of this Agreement, then the other Shareholder shall have sole right, power and authority to vote the incapacitated Shareholder's shares of Oak Hill Financial, Inc. as provided under the terms and provisions of the Limited Power of Attorney executed by each Shareholder in conjunction with this Agreement.

     B. For purposes of this Agreement a Shareholder shall be deemed to be "incapacitated" if such Shareholder is incapable of managing his own financial affairs because of such Shareholder's physical or mental condition or both. A Shareholder shall be presumed to be incapacitated if such incapacity is confirmed in a letter or other writing signed by a physician then most recently regularly attending the Shareholder. This presumption shall be final and binding on all parties to this Agreement including but not limited to any guardian appointed for an incapacitated Shareholder or any attorney-in-fact acting on behalf of said Shareholder under a general power of attorney.

     C. It is agreed and understood by the Shareholders to this Agreement that the rights, power and authority granted under the Limited Power of Attorney referred to in Paragraph A of this ARTICLE I shall be superior to and override the rights, power and authority granted by law or otherwise to a guardian appointed by a court of competent jurisdiction for an incapacitated Shareholder or attorney-in-fact under a general power of attorney signed by said Shareholder.

II.      DEATH OF PARTY

     A. Upon the death of either Shareholder, the interest of all shares of the common stock of Oak Hill Financial, Inc. owned by the deceased Shareholder at the time of death shall be offered for sale by the estate of the deceased Shareholder to the surviving Shareholder as set forth below:

     1. Upon the death of a Shareholder to this Agreement, the duly appointed and acting administrator or executor for the estate of said deceased Shareholder (hereinafter referred to as "estate representative") shall give written notice of such death to the surviving Shareholder and shall disclose the number of shares of Oak Hill Financial, Inc. owned by the deceased Shareholder as of the date of his death and said notice shall also disclose the fair market value of said shares as reported on the Inventory and Appraisal filed with the probate court having jurisdiction of the deceased Shareholder's estate.

     2. The surviving Shareholder shall have six (6) months from the date the probate court approves the Inventory and Appraisal filed with the court as set forth in Subparagraph 1 above, to elect to purchase any portion or all of the shares of the common stock of Oak Hill Financial, Inc. owned by the deceased Shareholder at the time of said deceased Shareholder's death. This election shall be made by written notice delivered to the estate representative for the estate of the deceased Shareholder and shall disclose the number of shares to be purchased by the surviving Shareholder.

     3. The purchase price to be paid for each share which the surviving Shareholder elects to purchase as set forth in Subparagraph 2, above, shall be its fair market value at the date of the deceased Shareholder's death, as finally determined and approved by the probate court upon hearing of the Inventory and Appraisal filed with the court by the estate representative for said deceased Shareholder's estate.

     4. The closing on the purchase and sale shall take place on a date designated by the surviving Shareholder, which shall not be more than two (2) years following the date the probate court approves the Inventory and Appraisal filed with the probate court in the deceased Shareholder's estate. The purchase price shall be paid in full at the time of closing. The stock certificates for the shares purchased shall be delivered to the surviving Shareholder at the closing.

     B. It is understood by the Shareholders to this Agreement that the surviving Shareholder is under no obligation whatsoever to purchase any shares from the estate of the deceased Shareholder. The surviving Shareholder shall not be liable to any person or entity for any tax, cost or expense of any kind that arises, in any way, out of the surviving Shareholder's election to purchase shares of the common stock of Oak Hill Financial, Inc. from the estate of the deceased Shareholder.


III.     ESTATE EXECUTOR OR ADMINISTRATOR

     The executor or other duly appointed fiduciary for the estate of the deceased Shareholder shall execute all documents necessary to vest the surviving Shareholder, free and clear of all taxes, debts, claims, judgments, liens or encumbrances, and all right, title and interest of the deceased Shareholder and to the shares of common stock of Oak Hill Financial, Inc. purchased by the surviving Shareholder as provided in Paragraph I, above.

IV.      APPOINTMENT OF SPECIAL ADMINISTRATOR

     Each Shareholder to this Agreement agrees to amend his current estate plan in order to provide for the appointment of the other Shareholder as a Special Administrator of said Shareholder's estate in the event of death. The Special Administrator shall be given the authority to vote the deceased Shareholder's shares of Oak Hill Financial, Inc. during the course of administration of the deceased Shareholder's estate. The administration by said Special Administrator shall continue until either (1) the date of expiration of the surviving Shareholder's right to purchase the deceased Shareholder's shares under Paragraph A(2) in ARTICLE II above; or (2) the date of closing on the purchase of said deceased Shareholder's shares under Paragraph A(4) of ARTICLE III above, whichever last occurs.

V.       UNRESTRICTED CONTROL OF STOCK

     Notwithstanding any contrary provision of this Agreement, each Shareholder retains full right and unrestricted control during his lifetime over the shares of common stock of Oak Hill Financial, Inc. currently held in his name or that may be titled in his name at any future date prior to his death. Each

Shareholder is free to transfer, convey, sell, assign, pledge or otherwise encumber some portion or all shares held in Shareholder's name or under his control at any time and from time to time during his lifetime. It is understood and agreed that the only shares of common stock of Oak Hill Financial, Inc. subject to the terms and provisions of this Agreement are shares actually owned by the Shareholder at the time of his death which pass to his estate and into the possession of his estate representative appointed by the court having jurisdiction over his probate estate.


VI.      NOTICES

     Any notice or other written instrument required or permitted to be given, made, or sent under this Agreement shall be in writing, signed by the party giving or making it, and shall be sent by certified mail, postage prepaid, to the other party to this Agreement, at the respective addresses set forth below. Any notice or other written instrument required to be given to or sent to the estate of a deceased Shareholder shall be signed and sent, in like manner, addressed to the estate representative of the deceased Shareholder at his or her address. Either party shall have the right to change the place to which any notice or other writing shall be sent, by similar notice sent in like manner to the other party. The date of mailing of any offer, demand, notice or instrument shall be deemed to be the date of the offer, demand, notice or instrument, and shall be effective from that date. The addresses of the parties to this Agreement are as follows:

             (a)      Evan E. Davis:            1114 Moriah Road
                                                Oak Hill, Ohio  45656

             (b)      John D. Kidd:             2500 Five Points Road
                                                Jackson, Ohio  45640

VII.     SPECIFIC PERFORMANCE

     The Shareholders to this Agreement declare that it is impossible to measure in money the damages that will accrue to a party or to the estate representatives of a decedent by reason of a failure to perform any of the obligations under this Agreement. Therefore, if either Shareholder or the estate representatives of a deceased Shareholder shall institute any action or proceeding to enforce the provisions of this Agreement, any person against whom the action or proceeding is brought waives the claim or defense that the Shareholder or estate representatives have an adequate remedy at law, and the person shall not urge in any such action or proceeding the claim or defense that a remedy at law exists.

VIII.    CONSTRUCTION

     The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions, and this Agreement shall be construed in all respects as if the invalid or unenforceable provisions were omitted.

IX.      MODIFICATION

     No change or modification of this Agreement shall be valid unless the change or modification is in writing and signed by both parties to this Agreement.

X.       SUCCESSORS AND ASSIGNS

     This Agreement shall be binding on and inure to the benefit of the parties, and their respective heirs, legal representatives, successors and assigns.

XI.      ENTIRE AGREEMENT

     This document contains the entire agreement of the parties and no modification, amendment, change or discharge of any term or provision of this Agreement shall be valid or binding unless the same is in writing and signed by both parties. No waiver of any of the terms of this Agreement shall be valid unless it is signed by the party against whom the waiver is asserted.

XII.     GOVERNING LAW

     The parties agree that it is their intention and covenant that this Agreement shall be governed by the laws of the State of Ohio.

XIII.    SECTION HEADINGS NOT SUBSTANTIVE

     The section headings in this writing are provided only for ease of reference. Section headings are neither substantive nor part of the Agreement memorialized by this writing.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

Signed in the presence of


-----------------------------------         -----------------------------------
                                                     EVAN E. DAVIS

-----------------------------------


Signed in the presence of


-----------------------------------         -----------------------------------
                                                     JOHN D. KIDD

-----------------------------------

                            LIMITED POWER OF ATTORNEY



     I, EVAN E. DAVIS, of Oak Hill, Ohio, appoint JOHN D. KIDD, of Jackson, Ohio, my Attorney-in-fact to act in my capacity to do any and all of the following regarding all shares of stock that I own in Oak Hill Financial, Inc.:

     1. To vote said stock at any and all duly called meetings of the shareholders of Oak Hill Financial, Inc.;

     2. To waive notice of such meeting in accordance with the bylaws of the corporation;

     3. To execute any and all documents in connection with the stock, including, but not limited to, the giving of proxies where authorized by the bylaws of the corporation;

     4. To exercise any and all powers that may be exercised by me as a stockholder in the corporation;

     5. To ask for, collect and receive, for me and on my behalf, all monies, properties, things in action in the matter of all and every of my interest in the corporation, whether as a stockholder, director or creditor thereof;

     6. To institute legal action of any nature or description whatsoever as my Attorney-in-fact may be advised in the matter of protecting my interest in the corporation;

     7. To adjust all claims I may have as against said corporation and to compromise the same, if, in the judgment of my Attorney-in-fact, the same should be done; and

     8. To give receipt, release and acquittance in settlement of my claim or in adjustment of my interest in said corporation.

     I grant to my Attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary, and power to be done in the exercise of any of the rights and powers granted to my Attorney-in-fact as fully as I could do if personally present, with full power of substitution or revocation, and ratify and confirm all that my Attorney-in-fact, or his substitute or substitutes, lawfully do or cause to be done by virtue of the Power of Attorney and the rights and powers granted.

     This Power of Attorney shall not be affected by my disability or the lapse of time. An executed duplicate of this Power of Attorney, or a photostatic copy thereof, delivered by me or by said attorney to any third party will be conclusive against me and said attorney as to such third party that this Power of Attorney has not been terminated and will continue in effect until such third party is advised by written notice from me or from said attorney of such termination. This Power of Attorney shall be governed by Ohio law.

     This Power of Attorney shall become effective when a letter written by my attending physician is attached to it stating that my attending physician has determined that it is in my best interest to have the assistance of an agent in handling my affairs (either for the foreseeable future or for a specified time period). All persons may rely conclusively on a written statement attached to this Power of Attorney, and may presume that the person making this statement is my attending physician and is qualified to determine my best interest.

     IN WITNESS WHEREOF, I have signed this Limited Power of Attorney this ________ day of ____________________, 2001.


Signed and acknowledged
in the presence of:


________________________                     ________________________
                                             EVAN E. DAVIS
________________________



STATE OF OHIO                     )
COUNTY OF ________________________) ss:

     BE IT REMEMBERED,  that on this _______ day of ____________________,  2000, before me, the subscribed, a Notary Public in and for the said county and state, personally came EVAN E. DAVIS and acknowledged the signing and execution of the foregoing instrument to be his free and voluntary act and deed.

     IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed my notarial seal on the day and year last aforesaid.


                                  ________________________
                                  NOTARY PUBLIC

This instrument prepared by:
C. Andrew Ireton, Jr., Esq.
PORTER, WRIGHT, MORRIS & ARTHUR
41 S. High Street
Columbus, Ohio 43215

                            LIMITED POWER OF ATTORNEY



     I, JOHN D. KIDD, of Jackson, Ohio, appoint EVAN E. DAVIS, of Oak Hill, Ohio, my Attorney-in-fact to act in my capacity to do any and all of the following regarding all shares of stock that I own in Oak Hill Financial, Inc.:

     1. To vote said stock at any and all duly called meetings of the shareholders of Oak Hill Financial, Inc.;

     2. To waive notice of such meeting in accordance with the bylaws of the corporation;

     3. To execute any and all documents in connection with the stock, including, but not limited to, the giving of proxies where authorized by the bylaws of the corporation;

     4. To exercise any and all powers that may be exercised by me as a stockholder in the corporation;

     5. To ask for, collect and receive, for me and on my behalf, all monies, properties, things in action in the matter of all and every of my interest in the corporation, whether as a stockholder, director or creditor thereof;

     6. To institute legal action of any nature or description whatsoever as my Attorney-in-fact may be advised in the matter of protecting my interest in the corporation;

     7. To adjust all claims I may have as against said corporation and to compromise the same, if, in the judgment of my Attorney-in-fact, the same should be done; and

     8. To give receipt, release and acquittance in settlement of my claim or in adjustment of my interest in said corporation.

     I grant to my Attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary, and power to be done in the exercise of any of the rights and powers granted to my Attorney-in-fact as fully as I could do if personally present, with full power of substitution or revocation, and ratify and confirm all that my Attorney-in-fact, or his substitute or substitutes, lawfully do or cause to be done by virtue of the Power of Attorney and the rights and powers granted.

     This Power of Attorney shall not be affected by my disability or the lapse of time. An executed duplicate of this Power of Attorney, or a photostatic copy thereof, delivered by me or by said attorney to any third party will be conclusive against me and said attorney as to such third party that this Power of Attorney has not been terminated and will continue in effect until such third party is advised by written notice from me or from said attorney of such termination. This Power of Attorney shall be governed by Ohio law.

     This Power of Attorney shall become effective when a letter written by my attending physician is attached to it stating that my attending physician has determined that it is in my best interest to have the assistance of an agent in handling my affairs (either for the foreseeable future or for a specified time period). All persons may rely conclusively on a written statement attached to this Power of Attorney, and may presume that the person making this statement is my attending physician and is qualified to determine my best interest.

     IN WITNESS WHEREOF, I have signed this Limited Power of Attorney this ________ day of ____________________, 2001.


Signed and acknowledged
in the presence of:


________________________                     ________________________
                                             JOHN D. KIDD
________________________





STATE OF OHIO                     )
COUNTY OF ________________________) ss:

     BE IT REMEMBERED, that on this ________ day of ____________________,  2000, before me, the subscribed, a Notary Public in and for the said county and state, personally came JOHN D. KIDD and acknowledged the signing and execution of the foregoing instrument to be his free and voluntary act and deed.

     IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed my notarial seal on the day and year last aforesaid.


                                  ________________________
                                  NOTARY PUBLIC

This instrument prepared by:
C. Andrew Ireton, Jr., Esq.
PORTER, WRIGHT, MORRIS & ARTHUR
41 S. High Street
Columbus, Ohio 43215


                                      -2-